Founder Shares	12 Months Ended
Dec. 31, 2012
Founder Shares [Abstract]
Founder Shares [Text Block]

(6) Founder Shares

On October 6, 2011, the Sponsor purchased 2,156,250 Founder Shares for an aggregate amount of $25,000, or approximately $0.01 per share.

The Founder Shares are identical to the shares of common stock included in the Units sold in the Public Offering except that the Founder Shares are subject to certain transfer restrictions, as described in more detail below. The Sponsor forfeited 281,250 Founder Shares on April 9, 2012 since the over-allotment option was not exercised by the underwriters. As a result, the Sponsor owned 1,875,000 shares of common stock as of April 9, 2012 which equals 19.98% of the Company’s issued and outstanding shares. On July 26, 2012, the Sponsor transferred 1,875,000 Founder Shares to Magnolia at a price of $0.0115942 per share.

With certain limited exceptions, the Founder Shares are not transferable, assignable or salable (except to the Company’s officers and directors and other persons or entities affiliated with the Sponsor, each of whom will be subject to the same transfer restrictions) until the earlier of (1) one year after the completion of the Company’s initial Business Combination and (2) the date on which the Company consummates a liquidation, share exchange, share reconstruction and amalgamation, or other similar transaction after the Company’s initial Business Combination that results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property (the “Lock Up Period”). Notwithstanding the foregoing, if the Company’s share price reaches or exceeds $12.50 for any 20 trading days within any 30-trading day period during the Lock-Up Period, 50% of the Founder Shares will be released from the lock-up and, if the Company’s share price reaches or exceeds $15.00 for any 20 trading days within any 30-trading day period during the Lock Up Period, the remaining 50% of the Founder Shares shall be released from the lock-up. In addition, 551,471 Founder Shares will be subject to forfeiture by the Sponsor as follows: (1) 284,091 Founder Shares (or 326,705 Founder Shares if the underwriters’ over-allotment option is exercised in full) will be subject to forfeiture in the event the last sales price of the Company’s shares does not equal or exceed $15.00 per share (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) for any 20 trading days within at least one 30-trading day period within 5 years following the closing of the Company’s initial Business Combination and (2) the remaining 267,380 Founder Shares will be subject to forfeiture in the event the last sales price of the Company’s shares does not equal or exceed $12.50 per share (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) for any 20 trading days within at least one 30-trading day period within 5 years following the closing of the Company’s initial Business Combination. In addition, notwithstanding Magnolia’s ability to transfer, assign or sell its Founder Shares to permitted transferees during the lock-up periods described above, Magnolia has agreed not to transfer, assign or sell the Sponsor earn-out shares (whether to permitted transferees or otherwise) before the applicable forfeiture condition lapses.